BLACKROCK VARIABLE SERIES FUNDS, INC.
BLACKROCK VALUE OPPORTUNITIES V.I. FUND
SUPPLEMENT DATED MARCH 18, 2009
TO THE PROSPECTUS DATED MAY 1, 2008

Effective March 13, 2009, the following changes are made to the Prospectus of BlackRock Value Opportunities V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc.

The section in the Prospectus captioned “Details About the Fund — How the Fund Invests — About the Portfolio Manager” on page 9 is amended as follows:

The information about the Fund’s portfolio manager is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

In addition, in the section captioned “Details About the Fund — Other Important Information and Statement of Additional Information” on page 11, the first two paragraphs of this section are deleted in their entirety and replaced with the following:

The Fund is managed by a team of financial professionals. John Coyle, CFA and Murali Balaraman, CFA are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Information regarding the portfolio managers of the Fund is set forth below.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

John Coyle, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009 and Director thereof from 2006 to 2008; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006 and Vice President thereof from 2004 to 2006; Managing Director and portfolio manager with Bear Stearns Asset Management from 2001 to 2004.

Murali Balaraman, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009 and Director thereof from 2006 to 2008; Director of MLIM in 2006 and Vice President thereof from 1998 to 2006.

In addition, effective March 13, 2009, the Fund changed the benchmark against which it measures its performance from the Russell 2000 Index to the S&P SmallCap 600/Citigroup Value Index. The S&P SmallCap 600/Citigroup Value Index more accurately reflects the universe of securities in which the Fund will invest and the Fund’s value orientation. The S&P SmallCap 600/Citigroup Value Index measures performance of the small capitalization value sector of the U.S. equity market.

Code # VAR-SRS-PR-0508-SUP2